OTHER FINANCIAL ITEMS, NET OTHER FINANCIAL ITEMS, NET	6 Months Ended
Jun. 30, 2015
Other Financial Items [Abstract]
OTHER FINANCIAL ITEMS, NET
OTHER FINANCIAL ITEMS, NET

Other financial items comprise the following items:

	Six months ended		Year ended
	June 30,		December 31,
(in thousands of $)	2015	2014	2014
Fair value gain/(loss) of non-designated derivatives, net	(1,243)	(2,682)	(7,636)
Net cash payments on non-designated derivatives	(2,833)	(3,451)	(7,196)
Fair value gain/(loss) of designated derivatives (ineffective portion)	59	(23)	(63)
Gain on sale of loan notes and share warrants	44,552	—	—
Other items	(556)	(995)	(1,337)
Other financial items, net	39,979	(7,151)	(16,232)

The net movement in the fair values of non-designated derivatives and net cash payments thereon relate to non-designated, terminated or de-designated interest rate swaps and cross currency interest rate swaps. The net movement in the fair values of designated derivatives relates to the ineffective portion of interest rate swaps and cross currency interest rate swaps that have been designated as cash flow hedges. Changes in the fair values of the effective portion of interest rate swaps that are designated as cash flow hedges are reported under “Other comprehensive income”. The above net decrease in valuation of non-designated derivatives in the six months ended June 30, 2015, includes $173,000 reclassified from “Other comprehensive income”, as a result of certain interest rate swaps relating to loan facilities no longer being designated as cash flow hedges (six months ended June 30, 2014: $5.2 million reclassified from “Other comprehensive income”; year ended December 31, 2014: $4.5 million reclassified to “Other comprehensive income”).

In May 2015, the Company sold its holding of loan notes in Horizon Lines, LLC and share warrants in Horizon Lines, Inc. for total net cash proceeds of approximately $71.7 million. These unlisted second lien interest-bearing loan notes and share warrants were received as compensation on termination of charters to Horizon Lines, LLC in April 2012. At the time of disposal, the notes had a carrying value of approximately $25.9 million (December 31, 2014: $23.7 million) and the warrants had a carrying value of approximately $1.2 million (December 31, 2014: $1.2 million), resulting in a gain of $44.6 million on disposal.
Other items include bank charges, fees relating to loan facilities and foreign currency translation adjustments.